                           SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  For Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Southwest Bancshares, Inc.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                  Mary M. Sjoquist, Muldoon, Murphy & Faucette
     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)    Title of each class of securities to which transaction applies:
            ................................................................
      2)    Aggregate number of securities to which transaction applies:
            ................................................................
      3)    Per unit  price  or  other  underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ................................................................
      4)    Proposed maximum aggregate value of transaction:
            ................................................................

      5)    Total fee paid:

            ................................................................

[ ]         Fee paid previously with preliminary materials.
[ ]         Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

                           SOUTHWEST BANCSHARES, INC.
                             4062 Southwest Highway
                            Hometown, Illinois 60456
                                 (708) 636-2700

                                                                March 20, 1997



Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Southwest Bancshares, Inc. (the "Company"), the holding company for Southwest Federal Savings and Loan Association of Chicago (the "Association"), which will be held on Tuesday, April 22, 1997, at 9:30 a.m., at The Oak Lawn Hilton Hotel, 9333 South Cicero Avenue, Oak Lawn, Illinois.

      The attached notice of the annual meeting and proxy statement describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Cobitz, VandenBerg and Fennessy, the Company's independent auditors, will be present at the Meeting to respond to any questions that our stockholders may have.

      The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" the nominees listed under Proposal 1 and "FOR" each of the other matters to be considered.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

      On behalf of the Board of Directors and all of the employees of the Company and the Association, I wish to thank you for your continued support. We appreciate your interest.

                                    Sincerely yours,

                                    /s/ Lawrence M. Cox
                                    ----------------------------
                                    Lawrence M. Cox
                                    Chairman of the Board of Directors

                           SOUTHWEST BANCSHARES, INC.
                             4062 Southwest Highway
                            Hometown, Illinois 60456
                                 (708) 636-2700


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 1997



      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Southwest Bancshares, Inc. will be held on Tuesday, April 22, 1997, at 9:30 a.m., at The Oak Lawn Hilton Hotel, 9333 South Cicero Avenue, Oak Lawn, Illinois.

      The annual meeting is for the purpose of considering and voting upon the following matters:

      1.    The election of two directors for terms of three years each;

      2. The ratification of Cobitz, VandenBerg and Fennessy as independent auditors of the Company for the fiscal year ending December 31, 1997; and

      3. Such other matters as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has established March 4, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournments thereof. Only recordholders of the common stock of the Company as of the close of business on that date will be entitled to vote at the annual meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the annual meeting will be available at Southwest Federal Savings and Loan Association of Chicago, 4062 Southwest Highway, Hometown, Illinois, for a period of ten days prior to the annual meeting and will also be available for inspection at the annual meeting itself.

                                    By Order of the Board of Directors

                                    /s/ Mary A. McNally
                                    ------------------------------
                                    Mary A. McNally
                                    Secretary
Hometown, Illinois
March 20, 1997

                           SOUTHWEST BANCSHARES, INC.
                            ------------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------
                                 April 22, 1997

SOLICITATION AND VOTING OF PROXIES

      This proxy statement is being furnished to stockholders of Southwest Bancshares, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, April 22, 1997, at 9:30 a.m., at The Oak Lawn Hilton Hotel, 9333 South Cicero Avenue, Oak Lawn, Illinois, and at any adjournments thereof. The 1996 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 1996, accompanies this proxy statement, which is first being mailed to stockholders on or about March 20, 1997.

      Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Meeting. Stockholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS NAMED IN THIS PROXY STATEMENT AND "FOR" THE RATIFICATION OF COBITZ, VANDENBERG AND FENNESSY AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

      A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Meeting.

      The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., a proxy solicitation firm, will assist the Company in soliciting proxies for the Meeting and will be paid a fee of $3,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and Southwest Federal

Savings and Loan Association of Chicago (the "Association"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities which may be voted at the Meeting consist of shares of common stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting except as described below. There is no cumulative voting for the election of directors.

      The close of business on March 4, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,639,116 shares. All per share amounts referenced in the proxy statement have been adjusted for the 3 for 2 stock split distributed on November 13, 1996.

      As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the ratification of Cobitz, VandenBerg and Fennessy and all other matters that may properly come before the Meeting, by checking the appropriate box, a shareholder may: (i) vote

"FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

      Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.


                        Name and Address of           Number      Percent
Title of Class           Beneficial Owner            of Shares   of Class
---------------  ---------------------------------  -----------  ---------
Common Stock     Southwest Federal Savings and Loan  336,369(1)     12.75%
                 Employee Stock Ownership Plan and
                 Trust ("ESOP")
                 4062 Southwest Highway
                 Hometown, Illinois  60456

Common Stock     Richard E. Webber                   298,612(2)     11.15%
                 4062 Southwest Highway
                 Hometown, IL 60456


--------------------------------
(1) The ESOP Committee of the Board of Directors administers the ESOP. The ESOP Committee may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee subject to its fiduciary duty must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. As of the Record Date, 240,369 shares have been allocated to participants' accounts. Under the ESOP, unallocated shares held in the suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of Employee Retirement Income Security Act of 1974, as amended (the "ERISA").

(2) Based upon information filed in Amendment No. 4 to Schedule 13D filed by Richard E. Webber on June 24, 1996 and subsequent purchases through the Record Date. See "Proposal 1. Election of Directors - Information with Respect to Nominees, Continuing Directors and Certain Executive Officers".

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

      Pursuant to its Bylaws, the number of directors of the Company is set at seven (7) unless otherwise designated by the Board of Directors. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Association. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The two nominees proposed for election at the Meeting are Messrs. Cox and Lawler. All nominees named are presently directors of the Company and the Association. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

      In the event that any nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

      The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and the Named Executive Officers, as defined below, as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Association, and the year in which their terms (or in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.



NAME AND PRINCIPAL                                          EXPIRATION   SHARES OF COMMON        OWNERSHIP
OCCUPATION AT PRESENT                           DIRECTOR    OF TERM AS    STOCK BENEFICIALLY    AS A PERCENT
AND FOR THE PAST FIVE YEARS               AGE    SINCE(1)     DIRECTOR        OWNED(2)             OF CLASS
 ---------------------------              ---    --------    ----------   ------------------     ------------

NOMINEES:

Lawrence M. Cox........................   66      1963          2000         106,131(3)              4.01%
  Dr. Cox is Chairman of the
  Board of Directors of the
  Company and the Association.
  Dr. Cox has served as a director
  since 1963 and as Chairman of
  the Board of the Association
  since 1990. Dr. Cox is a
  physician in the private practice
  of medicine.

Robert E. Lawler.......................   65      1990          2000         31,201(4)(5)            1.18%
  Dr. Lawler has his own dental
  practice and is the president of a
  dental corporation.

CONTINUING DIRECTORS:

Richard E. Webber......................   67      1959         1999         298,612(6)(7)           11.15%
  Mr. Webber is the President and
  Chief Financial Officer of the
  Company and President and Chief
  Executive Officer of the Association.
  He has been President of the
  Association since 1970 and Chief
  Executive Officer of the Association
  since 1959.  Mr. Webber also serves
  as President, and as a Director of
  Southwest Service Corporation and
  Southwest Bancshares Development
  Corporation.

James W. Gee, Sr.......................   79      1953         1999          40,856(4)(5)            1.54%
  Retired, Mr. Gee was the owner of a
  lumber and hardware store.

Joseph A. Herbert......................   72      1977         1999          50,701(4)(5)            1.91%
  Mr. Herbert is the owner of a
  photographic and electronic supply
  business.
                                                                                  (footnotes on page 7)




NAME AND PRINCIPAL                                          EXPIRATION  SHARES OF COMMON        OWNERSHIP
OCCUPATION AT PRESENT                           DIRECTOR     OF TERM AS   STOCK BENEFICIALLY    AS A PERCENT
AND FOR THE PAST FIVE YEARS              AGE    SINCE(1)      DIRECTOR       OWNED(2)             OF CLASS
---------------------------              ---    --------     ----------  ------------------     ------------

Frank J. Muriello......................   68      1988         1998          43,276(5)               1.64%
  Mr. Muriello owns his own real
  estate consulting and appraisal firm
  and is Executive Director of the
  Housing Authority of the Village of
  Oak Park.  Mr. Muriello also
  performs real estate consulting and
  quality control appraisal services for
  the Association.

Albert Rodrigues................... ....   68      1969         1998         101,920(8)              3.83%
  Mr. Rodrigues retired as Executive
  Vice President of the Association on
  December 31, 1993 and remains as
  consultant to the Association, a
  Director of the Company and the
  Association, Executive Vice Presi-
  dent and Director of Southwest
  Service Corporation and Vice
  President and Director of Southwest
  Bancshares Development Corpora-
  tion.

NAMED EXECUTIVE OFFICERS:
(WHO ARE NOT ALSO DIRECTORS)

Ronald D. Phares......................     62       --          --           40,366(7)(9)(10)        1.53%
  Mr. Phares has been Senior Vice
  President and Chief Operations
  Officer of the Association since
  September 1988.  Mr. Phares is also
  Vice President and Investor Relations
  Officer of the Company.

Mary A. McNally........................    39       --          --           40,903(7)(9)(10)        1.55%
  Ms. McNally is the Corporate
  Secretary of the Company, Vice
  President, Secretary and Chief
  Lending  Officer  of the  Association,
  and Secretary of Southwest Service
  Corporation and Southwest Banc-
  shares Development Corporation.
                                                                                                   (footnotes on following page)


 NAME AND PRINCIPAL                                         EXPIRATION   SHARES OF COMMON        OWNERSHIP
 OCCUPATION AT PRESENT                           DIRECTOR    OF TERM AS    STOCK BENEFICIALLY    AS A PERCENT
 AND FOR THE PAST FIVE YEARS              AGE    SINCE(1)     DIRECTOR        OWNED(2)             OF CLASS
 ---------------------------              ---    --------    ----------   ------------------     ------------


Michael J. Gembara.....................    37       --          --           75,777(7)(9)            2.87%
  Mr. Gembara is Vice President of
  the Company, Vice President of
  Subsidiary Operations of the
  Association and Vice President,
  Treasurer and Director of Southwest
  Bancshares Development Corporation
  and Vice President and Director of
  Southwest Service Corporation.

Stock ownership of all directors and       --       --          --          976,864(11)(12)         35.75%
executive officers of the Company as a
group (14 persons).


-----------------------------------------------
(1) Includes years of service as a director of the Company's predecessor, the Association.
(2) Each person or relative of such person whose shares are included herein exercises sole (or shared with spouse, relative or affiliate) voting or dispositive power as to the shares reported.
(3) Includes 6,500 shares subject to options which may be acquired by Dr. Cox under the Directors' Option Plan which are currently exercisable. Also includes 3,240 shares awarded to Dr. Cox under the RRP as to which voting may be directed by Dr. Cox which commenced vesting on June 23, 1993 at a rate of 20% of the original amount awarded per year.
(4) Includes 8,100, 6,600 and 12,600 shares subject to options awarded to outside directors, Messrs. Lawler, Gee and Herbert, respectively, which are currently exercisable under the Southwest Bancshares, Inc. 1992 Stock Option Plan for Outside Directors (the "Directors' Option Plan").
(5)  Includes 1,620 shares awarded to each outside director under the RRP.
(6) Includes 8,748 shares with respect to Mr. Webber awarded under the Southwest Federal Savings and Loan Association of Chicago Recognition and Retention Plan and Trust (the "RRP") as to which voting may be directed by Mr. Webber. Such shares commenced vesting on June 23, 1993 at a rate of 20% of the original amount awarded per year. Includes 38,460 shares with respect to Mr. Webber which may be acquired through the exercise of stock options granted under the Southwest Bancshares, Inc. 1992 Incentive Stock Option Plan ("Incentive Option Plan") and excludes 30,240 shares subject to options which commenced vesting on June 23, 1993 at a rate of 20% of the original amount awarded per year.
(7) Includes 19,940, 12,654, 10,800 and 11,437 shares allocated to Messrs. Webber and Phares, Ms. McNally and Mr. Gembara, respectively, under the Association's ESOP.
(8) Includes 19,500 shares which may be acquired through the exercise of stock options granted under the Incentive Option Plan which became exercisable upon Mr. Rodrigues' retirement.
(9) Includes 1,236, 1,620 and 1,620 shares awarded to Mr. Phares, Ms. McNally and Mr. Gembara, respectively, under the RRP as to which voting may be directed by Mr. Phares, Ms. McNally and Mr. Gembara, respectively, which commenced vesting on June 23, 1993 at a rate of 20% of the original amount awarded per year.
(10) Includes 1,680 shares subject to options awarded to Mr. Gembara under the Incentive Option Plan which are currently exercisable and excludes 1,680 shares awarded to Mr. Phares, Ms. McNally and Mr. Gembara which commenced vesting on June 23, 1993 at a rate of 20% of the original amount awarded per year.
(11) Includes 37,527 shares held by the Association's Retirement Plan over which Messrs. Gembara, Eckert and Olson, employees of the Company, as co-trustees, have shared voting or dispositive power as to the shares reported.
(12) Includes  53,300  shares  subject  to options  under the  Directors'
     Option Plan, 27,672 shares allocated to executive officers and directors under the RRP, and 87,899 shares allocated to executive officers under the ESOP. Includes 40,140 shares with respect to all executive officers which may be acquired through the exercise of stock options granted under the Incentive Option Plan and excludes
     40,740 shares subject to options which commenced vesting on June 23, 1993 at a rate of 20% of the original amount awarded per year.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

  The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 1996, the Board of Directors of the Company held twelve regular meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such directors served during 1996. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee of the Company and Association consists of all outside directors: Messrs. Cox, Gee, Herbert, Lawler, Muriello and Rodrigues. The purpose of the Audit Committee is to review the Association's budgets and audit performance and evaluate policies and procedure relating to the auditing functions and controls. This committee also selects the independent auditors. The committee met two times in 1996.

     Nominating Committee. The Company's Nominating Committee for the 1997 Annual Meeting consisted of the Board of Directors. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The stockholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at an Annual Meeting". The Nominating Committee met once in fiscal 1996.

DIRECTORS' COMPENSATION

     Directors' Fees and Real Estate Consulting Fees. The directors of the Association receive a retainer of $1,100 per month and $600 for each Association meeting attended and directors of the Company receive $100 for each Company meeting attended. The Chairman of the Board receives an additional $300 for each Association meeting conducted and $50 for each Company meeting conducted. Directors of Southwest Bancshares Development Corporation ("SBDC") receive $100 for each meeting attended and the directors of Southwest Service Corporation ("SSC") receive $350 per month. Mr. Muriello received $6,550 for real estate appraisal reviews and consulting services performed during 1996. Mr. Rodrigues received $24,000 for real estate consulting services for the year ended December 31, 1996.

     Directors' Option Plan. Under the Directors' Option Plan, each outside director was granted, effective June 23, 1992, not accounting for the stock split, options to purchase 8,400 shares of Common Stock at an exercise price of $10.00 per share. The Chairman of the Board received, not accounting for the stock split, options to purchase 28,000 shares of Common Stock. Each person who is first elected as an outside director subsequent to June 23, 1992 (referred to herein as a subsequent outside director) will be granted options to purchase 1,500 shares of

Common Stock at the fair market value on the date of the grant, if available. Options granted to outside directors are exercisable immediately.

     Association Recognition And Retention Plan And Trust. Under the RRP, each outside director was awarded, effective June 23, 1992, not accounting for the stock split, 5,400 shares of Common Stock, except for the Chairman who was granted 10,800 shares of Common Stock. Each subsequent outside director will be granted 1,500 shares of Common Stock as of the effective date of such election. Outside directors will earn shares awarded to them at a rate of 20% per year commencing one year from the effective date of the grant. In accordance with the RRP, dividends are paid on shares awarded or held in the RRP.

EXECUTIVE COMPENSATION

     THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT
INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT AS TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     General.  The Company does not pay any cash  compensation  to the executive
     -------
officers of the Company and, therefore, the Company does not maintain a compensation committee. The compensation committee of the Board of Directors of the Association (the "Compensation Committee") is responsible for establishing the compensation levels and benefits for the executive officers of the Association, who also serve as executive officers of the Company, and for reviewing the recommendations of management for compensation and benefits for other officers and employees of the Association. The Compensation Committee is composed of all the outside directors of the Association, including Mr. Albert Rodrigues who was a former Executive Vice President of the Association.

     Compensation Policies. It is the Compensation Committee's policy to develop
     ---------------------
an executive compensation program which will attract, motivate, retain and reward senior executives and provide appropriate incentives to provide long term financial results which will benefit the Association. In order to align the interests and performance of its executives with the long term interests of its stockholders, the Company and the Association adopted a program which rewards the executives for delivering long term value to the Company and the Association through stock ownership.

     The compensation package available to executive officers is composed of the following components: base salary, bonus awards and long term incentive compensation, including options and stock awards. Mr. Webber has an employment agreement which specifies a minimum base salary and requires periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees including the Employee Stock Ownership Plan.

     Base Salaries.  In determining  salary levels,  the Compensation  Committee
     -------------
considers the entire compensation package, including the equity compensation provided under the Company's stock plans, of the executive officers. The salary levels are intended to be consistent with competitive practices of other comparable financial institutions and each executive's level of responsibility. The Compensation Committee consulted a survey of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions in the Association's market area. The peer group utilized for comparison of compensation includes some, but not all, of the companies included in the peer group used for the Stock Performance Graph.

     Although the Compensation Committee's decisions are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall financial performance of the Company and the performance of the individual executive officer. Specifically, the Compensation Committee considered the Company's asset growth, asset quality, return on average assets, profit on joint ventures and the ratio of compensation expense to total assets. Each of these factors are weighted equally in determining compensation. In fiscal 1995, the Company's assets grew from $350.4 million in 1994 to $359.5 million in 1995. Although return on assets declined from 1.80% for 1994 to 1.26% in 1995, the Compensation Committee reflected on the declining net income pressure experienced throughout the thrift industry. A modest increase of .02% in the non-performing assets to .23% for 1995 from .21% was deemed very acceptable. The Compensation Committee also noted the increase in joint venture income to $477,000 in 1995 from $455,000 in 1994 and the slight increase in compensation and benefits expense to $3.9 million in 1995 from $3.8 million in 1994.

     Bonus Awards.  In  determining  bonus awards,  the  Compensation  Committee
     ------------
considers the entire compensation package, including equity compensation under the Company's stock plans, of the executive officers. As discussed under base salaries, the bonus awards are intended to be consistent with competitive practices of other comparable financial institutions and each executive's level of responsibility. The Compensation Committee consulted a survey of compensation paid to executive officers focusing on the level of compensation paid by comparable institutions in the Association's market area. Although the Compensation Committee's decisions are discretionary and no specific formula is used for decision making, bonus awards are aimed at reflecting the overall financial performance of the Company and the performance of the individual executive officer.

     Long Term Incentive Compensation.  The Company and the Association maintain
     --------------------------------
the Incentive Option Plan and the Recognition and Retention Plan under which executive officers may receive grants and awards. The Compensation Committee believes that stock ownership is a significant incentive in building stockholders' wealth and aligning the interests of employees and stockholders. In connection with the Company's initial public offering, all the executive officers received grants and awards which had vesting periods of 20% per year beginning on June 23, 1993. Therefore, such grants and awards are currently four-fifths vested. Although the Compensation Committee did not make any awards during 1996, the Compensation Committee does consider prior grants and awards when determining the total annual compensation package. The value of this component of compensation grows as the stock of the Company appreciates in value. The Company experienced a 3.3% increase in market price in its Common Stock in 1996. The specific grants and awards for certain executive officers are reflected in the Summary Compensation Table.

     Compensation   of  the  Chief   Executive   Officer.   After   taking  into
     ---------------------------------------------------
consideration the factors discussed above including the overall compensation package, survey consulted and the specified performance factors, the Compensation Committee determined to maintain Mr. Webber's salary at the same level for 1996 which was within the range of compensation paid by comparable institutions in the Association's market area. In addition, the Compensation Committee determined that Mr. Webber's bonus would be $110,417 based on the Company's performance levels as discussed above. This bonus amount was comparable to the amounts provided for executive officers of the surveyed institutions. In addition, the Compensation Committee considered the outstanding grants and awards to Mr. Webber as well as the appreciation of such awards.


                             Compensation Committee

                         Lawrence M. Cox   Robert E. Lawler
                        James W. Gee, Sr.  Frank J. Muriello
                        Joseph A. Herbert  Albert Rodrigues

     STOCK PERFORMANCE GRAPH. The following graph shows a comparison of stockholder return on the Company's Common Stock based on the market price of Common Stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the Nasdaq Stock Market (U.S.) Index and Nasdaq Financial Stocks Index for the period beginning on June 23, 1992, the day the Company's Common Stock began trading, through December 31, 1996. The data used to prepare the graph was prepared by the Center for Research in Security Prices ("CRSP") at the University of Chicago Graduate School of Business.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                  AMONG THE COMPANY, NASDAQ STOCK MARKET (U.S.)
                     INDEX AND NASDAQ FINANCIAL STOCKS INDEX


                               [GRAPH GOES HERE]


                                                 Summary

                                          06/23/92  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
                                          --------  --------  --------  --------  --------  --------
Southwest Bancshares, Inc.                100.00    161.602   206.735   224.164   294.690   310.529
CRSP Index--Nasdaq Stock Market Index     100.00    124.061   142.414   139.207   196.865   242.160
CRSP Index--Nasdaq Financial Stock Index  100.00    125.361   145.702   146.048   212.657   272.657


Notes:
  A.  The lines represent yearly index levels derived from compounded daily returns that include all dividends.
  B.  The indexes are reweighed daily, using the market capitalization on the previous trading day.
  C.  If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
  D.  The index level for all series was set to $100.00 on 06/23/92.


     SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ending December 31, 1996, 1995 and 1994, the cash compensation as well as certain other compensation paid or accrued for those years, paid by the Association, to the President and those executive officers of the Company who received an amount in salary and bonus in excess of $100,000 in 1996 (the "Named Executive Officers"). The Company does not pay any cash compensation.

                                             Annual Compensation             Long-Term Compensation
                                      -------------------------------     ---------------------------
                                                                               Awards         Payouts
                                                                          ---------------     -------
                                                                                 Securities
                                                       Other        Restricted  Underlying                All
                                                       Anual          Stock     Options/     LTIP        Other
    Name and                      Salary      Bonus    Compen-        Awards      SARs      Payouts    Compen-
 Principal Position      Year     ($)(1)       ($)     sation($)(2)   ($)(3)      (#)(4)     ($)(5)    sation($)
----------------------   ----     -------   --------   -----------  ----------  ----------- --------   ---------

Richard E. Webber        1996     $277,000   $110,417       --         --            --       None      $67,123(6)
President, Chief         1995      277,000    104,417       --         --            --       None       70,097
Financial Officer        1994      277,000    110,417       --         --            --       None       52,374
and Director


Ronald D. Phares         1996      100,000    16,167        --         --            --       None       49,168(6)
Senior Vice President    1995       90,500    19,771        --         --            --       None       48,682
                         1994       90,500    23,771        --         --            --       None       38,375

Mary A. McNally          1996       81,000    22,875        --         --            --       None       43,679(6)
Vice President and       1995       72,000    29,000        --         --            --       None       43,971
Secretary                1994       72,000    33,000        --         --            --       None       38,766


Michael J. Gembara       1996       83,400    33,050        --         --            --       None       46,599(6)
Vice President           1995       71,400    40,750        --         --            --       None       46,462
                         1994       71,400    45,750        --         --            --       None       37,460


------------------------------------------
(1) Includes directors' fees for Mr. Webber for serving as director of the Company, Association, SBDC and SSC and for Mr. Gembara for serving as director of SBDC and SSC.
(2) For 1996, 1995 and 1994, there were no:(a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market or preferential earnings on deferred compensation;
     (c) payments of  earnings   with  respect  to long-term  incentive  plans
     prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3)  At December 31, 1996, Messrs. Webber and Phares,  Ms. McNally and
     Mr. Gembara had 8,748, 1,236, 1,620 and 1,620 shares with a dollar value of $159,651, $22,557, $29,565 and $29,565, respectively, pursuant to the RRP.
     Such awards commenced vesting on June 23, 1993 at a rate of 20% of the original amount awarded per year. Awards will be 100% vested upon termination of employment due to death, disability or normal retirement or following a change in control.
(4) The Company maintains an Incentive Option Plan. See "--Incentive Stock Option Plan".
(5) For 1996, 1995 and 1994, the Company did not maintain a long-term incentive plan and, therefore, there were no payments or awards under any long-term incentive plan.
(6)  Includes $65,809, $48,983, $43,435 and $46,355 contributed by the
     Association pursuant to the ESOP and allocated respectively for the benefit of Messrs. Webber and Phares, Ms. McNally, and Mr. Gembara for fiscal 1996 including dividends credited to their accounts. Includes $1,314, $185, $244 and $244 attributable to payment of dividends and interest earned on plan shares under the RRP to Messrs. Webber and Phares, Ms. McNally and Mr. Gembara, respectively.

      EMPLOYMENT AGREEMENT. The Association entered into an employment agreement with Mr. Webber in 1988, which was amended in 1993. Mr. Webber's employment agreement with the Association provides for a three-year term. The Board of Directors reviews the agreement annually and may extend the remaining term of the agreement for an additional one-year period. The agreement provides that the base salary for Mr. Webber will be reviewed annually. In 1996, Mr. Webber's base salary was $250,000 (the "Base Salary").

     In addition to the Base Salary, the agreement provides for, among other things, disability pay and other fringe benefits. The agreement provides for termination by the Association for cause at any time. In the event the Association chooses to terminate Mr. Webber's employment for reasons other than for cause, or in the event of Mr. Webber's resignation from the Association upon: (i) a material change in Mr. Webber's functions, duties or responsibilities, or relocation of his principal place of employment; (ii) liquidation, dissolution, consolidation, reorganization or merger in which the Association or the Company is not the resulting entity; (iii) failure to reelect Mr. Webber to his current office or Board duties; or (iv) a breach of the agreement by the Association or the Company, Mr. Webber, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to the greater of his remaining salary payments under the agreement or the highest annual Base Salary, including other cash compensation and bonuses received by Mr. Webber during the term of the agreement and the amount of any benefits received pursuant to any employee benefit plans, on behalf of Mr. Webber, maintained by the Association during the term of the agreement; provided, however, that if the Association is not in compliance with its minimum capital requirements or if such payments would cause the Association's capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Association is in capital compliance. The Association would also cause to be continued life, health and disability coverage substantially identical to the coverage maintained by the Association for Mr. Webber prior to his termination. Such coverage shall cease upon the expiration of the remaining term of the agreement. The agreement also provides for certain benefits to be paid upon disability or retirement, including a severance payment equal to one-half of Mr. Webber's base salary, bonuses and any other cash compensation in the event of retirement.

      If termination, voluntary or involuntary, follows a change in control of the Association or the Company, Mr. Webber or, in the event of his subsequent death, his beneficiary, would be entitled to a severance payment in an amount equal to the immediately preceding year's base salary plus the compensation that the executive would have received during the remaining term of the agreement subject to the limitation discussed below. The Association and the Company would also continue Mr. Webber's life, medical and disability coverage substantially identical to the coverage maintained by the Association for Mr. Webber prior to his termination. Such coverage shall cease upon the expiration of thirty-six
(36) months. A change in control is generally defined to mean the acquisition by a person or group of persons having beneficial ownership of 20% or more of the Association's or the Company's Common Stock during the term of the agreement or a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Association or the Company or similar transaction in which the Association or the Company is not the resulting entity, or contested election of directors which results in a change of a majority of the Board of Directors.

      The agreement contains a provision to the effect that in the event of a change in control the aggregate payments under the agreement shall not constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended, (the "Code") (which imposes an excise tax on the recipient and denial of the deduction for such excess amount to the employer). Such provision provides that the payments under the agreement shall be reduced to one dollar below the amount which would trigger an excise tax under Section 280G.

      In the event of a change in control, based upon the past fiscal year's salary and fees, Mr. Webber would receive approximately $1.3 million in severance payments in addition to other non-cash benefits provided for under the agreement. In addition, any outstanding options under the Incentive Option Plan and any awards under the RRP will vest immediately upon a change in control.

      The Association has entered into a Supplemental Stock Bonus Retirement Agreement with Mr. Webber to provide him with stock benefits in the event that he retires prior to the expiration of the ESOP's term loan. The purpose of the Agreement is to compensate him for his experience and expertise by providing him with benefits he would have received under the ESOP had he remained with the Association until all vested shares held in the ESOP suspense account for his benefit were fully allocated.

      INCENTIVE STOCK OPTION PLAN. The Company maintains the Incentive Stock Option Plan which provides discretionary awards to officers and key employees as determined by a committee. The following table shows options exercised by the Named Executive Officers during 1996, including the aggregate value of gains on the date of exercise. In addition, the table provides information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.


               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                AND FISCAL YEAR-END OPTION/SAR VALUE(1)(2)(3)(4)

                                                                                                   VALUE OF
                                                                      NUMBER                      UNEXERCISED
                                                                   OF SECURITIES                 IN-THE-MONEY
                           SHARES                               UNDERLYING UNEXERCISED           OPTIONS/SARS
                          ACQUIRED ON           VALUE                 OPTIONS/SARS              AT FISCAL YEAR-
     NAME                 EXERCISE (#)       REALIZED ($)(5)    AT FISCAL YEAR-END(#)(6)           END($)(7)
----------------------  ---------------      ---------------   ---------------------------  ----------------------------
                                                               EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
                                                               -----------   -------------  -----------   --------------

Richard E. Webber             10,000              $167,500        38,460        30,240         $445,367       $350,179
Ronald D. Phares               3,360                54,880            --         1,680               --         19,454
Mary A. McNally                2,240                38,360            --         1,680               --         19,454
Michael J. Gembara             1,000                16,750         1,680         1,680           19,454         19,454


------------------------------------

(1) Options granted pursuant to the Incentive Option Plan are exercisable in equal installments commencing on June 23, 1993 at a rate of 20% of the original amount awarded per year. The options become exercisable upon a change in control as defined under the "Employment Agreement". In addition, vesting of non-statutory options may be accelerated by the committee.
(2) The purchase price may be made in whole or in part through the surrender of previously held shares of Common Stock at the fair market value of such shares on the date of surrender.
(3) Under limited circumstances, such as death, disability or normal retirement of an employee, the employee (or his beneficiary) may request that the Company, in exchange for the employee's surrender of an option, pay to the employee (or beneficiary), the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the employee's termination of employment. It is within the Company's discretion to accept or reject such a request.
(4) Options are subject to limited (SAR) rights pursuant to which the options may be exercised in the event of a change in control of the Company. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of Common Stock on the date the limited right is exercised.
(5) Based on the market value of the Common Stock as of the date of exercise, minus the exercise price.
(6)  The options in this table have an exercise price of $6.67.
(7)  The price of the Common Stock on December 31, 1996 was $18.25.



     DEFINED BENEFIT PLAN. The Association maintains the Southwest Federal Savings and Loan Association of Chicago Retirement Plan (the "Retirement Plan"), for the benefit of eligible employees of the Association. The Retirement Plan is a noncontributory defined benefit pension plan. The following table sets forth the estimated annual benefits payable upon retirement at age 65 in calendar year 1996, expressed in the form of a single life annuity, for the final average salary and benefit service classifications specified.



                            YEARS OF BENEFIT SERVICE AT RETIREMENT (1)(2)
                    --------------------------------------------------------------

  AVERAGE SALARY        15          20          25           30            35
------------------  ----------  ----------  ----------  ------------  ------------


    $ 25,000         $  6,743    $  8,990     $11,238      $13,485       $15,733

      50,000           13,485      17,980      22,475       26,970        31,465

      75,000           20,228      26,970      33,713       40,455        47,198

     100,000           26,970      35,960      44,950       53,940        62,930

     150,000(3)        40,455      53,940      67,425       80,910        94,395


--------------------------
(1) The compensation utilized for formula purposes includes the salary reported in the "Summary Compensation Table".
(2) The benefit amounts shown in the preceding table are on a life only basis and are not subject to any deductions for social security benefits or other offset amounts.
(3)  Maximum allowable salary in 1996.

     The following table sets forth the years of credited service (i.e., benefit service) as of December 31, 1996 for each of the individuals named in the Summary Compensation Table.


                                         Credited Service
                                         ----------------
                                         Years       Months
                                         -----       ------

               Richard E. Webber          37            6

               Ronald D. Phares            8            4

               Mary A. McNally            18            8

               Michael J. Gembara         12            9


      In 1988, the Association entered into a Supplemental Executive Retirement Plan (the "SERP") with Mr. Webber. The officer becomes vested at a rate equal to 10% for each year of service but becomes fully vested upon death, disability or attainment of normal retirement age. The SERP is an unfunded plan; however, the Association intends to use a portion of the cash surrender value of the key employee life insurance policy purchased by the Association to provide payment to Mr. Webber with retirement or death benefits payable beginning at his retirement or death with fixed payments for fifteen years. In the event Mr. Webber terminates employment prior to retirement, limited benefits will be paid to him. In 1994, the Association contributed $486,938 for the payment of the premiums on the policy and no further payments are required. The Association is both the owner and the beneficiary of such policy.

INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

     All loans made by the Association to its executive officers and directors were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.


                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1996 were Cobitz, VandenBerg and Fennessy. The Company's Board of Directors has reappointed Cobitz, VandenBerg and Fennessy to continue as independent auditors for the Association and the Company for the fiscal year ending December 31, 1997, subject to ratification of such appointment by the stockholders.

     Representatives of Cobitz, VandenBerg and Fennessy will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF COBITZ, VANDENBERG AND FENNESSY AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     THE   BOARD  OF   DIRECTORS   RECOMMENDS   A  VOTE   "FOR"   RATIFICATION
OF   THE   APPOINTMENT   OF   COBITZ,   VANDENBERG   AND   FENNESSY   AS   THE
INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1998, a stockholder proposal must be received by the Secretary of the Company at the address set forth in the Notice of Annual Meeting of Stockholders, not later than November 20, 1997. Any such proposal will be subject to Rule 14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the time originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1997 Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

     A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO SOUTHWEST BANCSHARES, INC., RONALD D. PHARES, VICE PRESIDENT, 4062 SOUTHWEST HIGHWAY, HOMETOWN, ILLINOIS 60456.

                                    By Order of the Board of Directors


                                    /s/ Mary A McNally
                                    ----------------------------
                                    Mary A. McNally
                                    Secretary

Hometown, Illinois
March 20, 1997



      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                  [FRONT SIDE]

                                 REVOCABLE PROXY

                           SOUTHWEST BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 22, 1997

                                    9:30 a.m.

                         -------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints the official proxy committee (the "Committee") of the Board of Directors of Southwest Bancshares, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 22, 1997, at 9:30 a.m., at The Oak Lawn Hilton Hotel, 9333 South Cicero Avenue, Oak Lawn, Illinois, and at any and all adjournments thereof, as follows:

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE COMMITTEE IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   [BACK SIDE]


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
                               LISTED PROPOSALS.


                                                                            FOR ALL
                                                             FOR  WITHHELD  EXCEPT

1.  The election as directors of all nominees                  __     __      __
    listed (except as marked to the contrary                  /__/   /__/    /__/
    below)

    Lawrence M. Cox and Robert E. Lawler                     -------------------------
                                                             Nominee Exception

    INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided to the side.

                                                             FOR  AGAINST   ABSTAIN
                                                               __     __      __
2.  The ratification of Cobitz, VandenBerg and                /__/   /__/    /__/
    Fennessy, as independent auditors of
    Southwest Bancshares, Inc. for the fiscal
    year ending December 31, 1997.


The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 20, 1997 and of the
Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, adminis-trator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



Dated:---------------------------------------------



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SIGNATURE OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER